                               AMENDMENT NO. 1 TO

                                    EXHIBIT A

                     OF THE INVESTMENT MANAGEMENT AGREEMENT

         THIS EXHIBIT to the Investment Management Agreement between DELAWARE GROUP PREMIUM FUND and DELAWARE MANAGEMENT COMPANY (the "Agreement") amended as of the day of August, 2000 adds the Technology and Innovation Series for which the Investment Manager provides investment management services pursuant to the Agreement dated December 15, 1999, along with the management fee rate schedule for the Series and the date on which the Agreement became effective for the Series.

---------------------------------------- -------------------------------------- --------------------------------------
              Series Name                           Effective Date                     Management Fee Schedule
                                                                                         (as a percentage of
                                                                                      average daily net assets)
                                                                                             Annual Rate
---------------------------------------- -------------------------------------- --------------------------------------
Balanced Series                          December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
(formerly Delaware Balanced Series and                                          0.55% on next $500 million
Delaware Series)                                                                0.50% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Capital Reserves Series                  December 15, 1999                      0.50% on first $500 million
                                                                                0.475% on next $500 million
                                                                                0.45% on next $500 million
                                                                                0.425% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Cash Reserve Series                      December 15, 1999                      0.45% on first $500 million
                                                                                0.40% on next $500 million
                                                                                0.35% on next $500 million
                                                                                0.30% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Convertible Securities Series            December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Devon Series                             December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
                                                                                0.55% on next $500 million
                                                                                0.50% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Growth and Income Series                 December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
(formerly Decatur Total Return Series)                                          0.55% on next $500 million
                                                                                0.50% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
              Series Name                           Effective Date                     Management Fee Schedule
                                                                                         (as a percentage of
                                                                                      average daily net assets)
                                                                                             Annual Rate
---------------------------------------- -------------------------------------- --------------------------------------
Growth Opportunities Series              December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
(formerly DelCap Series)                                                        0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
High Yield Series                        December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
(formerly Delchester Series)                                                    0.55% on next $500 million
                                                                                0.50% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
REIT Series                              December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Select Growth Series                     December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
(formerly Aggressive Growth Series)                                             0.65% on next $1,500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million
---------------------------------------- -------------------------------------- --------------------------------------
Small Cap Value Series                   December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Small Cap Value Series                   December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Social Awareness Series                  December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
              Series Name                           Effective Date                     Management Fee Schedule
                                                                                         (as a percentage of
                                                                                      average daily net assets)
                                                                                             Annual Rate
---------------------------------------- -------------------------------------- --------------------------------------
Social Awareness Series                  December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Strategic Income Series                  December 15, 1999                      0.65% on first $500 million
                                                                                0.60% on next $500 million
                                                                                0.55% on next $500 million
                                                                                0.50% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Technology and Innovation Series         August    2000                         0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
Trend Series                             December 15, 1999                      0.75% on first $500 million
                                                                                0.70% on next $500 million
                                                                                0.65% on next $500 million
                                                                                0.60% on assets in excess of
                                                                                $2,500 million

---------------------------------------- -------------------------------------- --------------------------------------
U.S. Growth Series                       December 15, 1999                      0.65% on the first $500 million
                                                                                0.60% on the next $500 million
                                                                                0.55% on the next $1,500 million
                                                                                0.50% on assets in excess of $2,500
                                                                                million

---------------------------------------- -------------------------------------- --------------------------------------



DELAWARE MANAGEMENT COMPANY,                         DELAWARE GROUP PREMIUM FUND
a series of Delaware Management Business Trust




By:                                            By:
   -----------------------------------            ------------------------------
Name:                                          Name:
     ---------------------------------              ----------------------------
Title:                                         Title:
      --------------------------------               ---------------------------



Attest:                                        Attest:
       -------------------------------                --------------------------



Name:                                          Name:
     ---------------------------------              ----------------------------
Title:                                         Title:
      --------------------------------              ----------------------------



                                       -3-